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                                                                    EXHIBIT 10.1


                      AMENDMENT TO ASSET PURCHASE AGREEMENT

                  Amendment dated as of February 8, 2002 to Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of November 2, 2000 by and between INTERNATIONAL CHURCH OF THE FOURSQUARE GOSPEL, a California nonprofit religious corporation ("SELLER"), and SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation ("PURCHASER"), as amended by an Addendum to Asset Purchase Agreement (the "Addendum") dated March 13, 2001 (the Asset Purchase Agreement together with the Addendum is hereby defined as the "Purchase Agreement.").

                              W I T N E S S E T H:

                  WHEREAS, Seller and Purchaser have entered into the Purchase Agreement and certain other agreements and wish to amend the Purchase Agreement as well as those other agreements.

                  NOW, THEREFORE, for and in consideration of the promises and mutual covenants and agreements herein contained, the parties hereto agree as follows:

                  1. Capitalized terms used herein but not defined shall have the meaning set forth in the Purchase Agreement.

                  2. Section 2.05 of the Purchase Agreement is hereby amended to delete the following language:

                           "Except as specified in paragraph (d) of Attachment 1 to the TBA, any payments made pursuant to the TBA will be credited against the Purchase Price. Any and all fees required by said filings shall be paid by Purchaser."

and to add to the end of such Section the following language:

                           "Seller and Purchaser have entered into a TBA, as amended by an Amendment No. 1 dated as of February 8, 2002 pursuant to which Purchaser has made certain payments to Seller aggregating $25 million (after giving effect to the payment made pursuant to the Amendment) and is obligated to make additional payments of $15 million on March 12, 2002, $5 million on September 30, 2002 and $15 million on March 12, 2003 if the Closing has

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                           not occurred prior to that date. If the Closing
                           occurs in accordance with the terms of this Agreement, all of such payments, to the extent made, will be credited towards the Purchase Price."

                  3. Section 2.06 of the Purchase Agreement is hereby deleted in its entirety.

                  4. Section 3.01 of the Purchase Agreement as amended is hereby further amended in its entirety to read as follows:

                           "Section 3.01. CLOSING. Subject to the terms of this Agreement, the sale and purchase of the Assets and the assumption of the Assumed Liabilities contemplated by this Agreement shall take place at a closing of the transactions contemplated hereby (the "CLOSING") to be held at the offices of Kaye Scholer LLP, 1999 Avenue of the Stars, Suite 1600, Los Angeles, California, at such time and date as Seller and Purchaser may mutually agree upon in writing, but in no event later than December 31, 2003 (the day on which the Closing takes place being the "CLOSING DATE")."

                  5. Section 8.01(b) of the Purchase Agreement as amended is hereby further amended in its entirety to read as follows:

                           "(b) by either Seller or Purchaser if the Closing shall not have occurred by December 31, 2003, unless such failure to close shall be due to a breach of this Agreement by the party seeking to terminate this Agreement pursuant to this clause (b); or"

                  6. Except as specifically amended hereby, the terms and conditions of the Purchase Agreement shall remain in full force and effect.


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                  IN WITNESS WHEREOF, the parties hereto have each caused this
Agreement to be duly executed as of the date first above written by their respective officers thereunto duly authorized.

                                       "SELLER"
                                       INTERNATIONAL CHURCH OF THE
                                       FOURSQUARE GOSPEL



                                       By: /s/ Paul C. Risser
                                           ---------------------------------
                                           Name:  Paul C. Risser
                                           Title: President



                                       By: /s/ Brent Morgan
                                           ---------------------------------
                                           Name:  Brent Morgan
                                           Title: Treasurer



                                      "PURCHASER"
                                      SPANISH BROADCASTING SYSTEM, INC.



                                       By: /s/ Raul Alarcon, Jr.
                                           ---------------------------------
                                           Raul Alarcon, Jr.
                                           Title: President and Chief
                                                  Executive Officer



                                       By: /s/ Joseph A. Garcia
                                           ---------------------------------
                                           Joseph A. Garcia
                                           Title: Executive Vice President


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